Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Fourth Quarter 2016 Earnings

Net Income up 21.7%

Stamford, CT – February 16, 2017 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net income of $21.6 million, or $0.71 per diluted share, for the three months ended December 31, 2016 compared to $17.7 million, or $0.59 per diluted share, for the comparable period in 2015. Net operating earnings were $17.7 million, or $0.58 per diluted share, for the three months ended December 31, 2016 compared to $16.4 million, or $0.55 per diluted share, for the comparable period in 2015.

For the twelve months ended December 31, 2016, our Company reported Net income of $82.7 million, or $2.75 per diluted share, compared to $81.1 million, or $2.73, for the comparable period in 2015. Net operating earnings were $71.2 million, or $2.37 per diluted share, for the twelve months ended December 31, 2016 compared to $77.1 million, or $2.60 per diluted share, for the comparable period in 2015.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report profitable results for the fourth quarter and full year, led by strong performances in our U.S. Insurance and Global Reinsurance segments. While our International Insurance segment was adversely impacted by property loss activity during the fourth quarter and full year, largely emanating from North American exposures underwritten at Lloyd’s, our Marine and Professional Liability businesses within the segment were profitable. Premium growth remained strong, with Net written premium up 15.6% for the quarter and 13.6% for the full year, reflecting the ongoing development of more recent product initiatives. Net investment income was up 8.7% for the quarter and 15.6% for the full year while maintaining the portfolio’s credit quality.” Mr. Galanski continued, “While we are a growing company, we continue to emphasize cost control. Our Other operating expenses for the quarter were down 1.9% and up only 4.7% for the full year, which is well below our rate of revenue growth. Despite challenging market conditions, we continue to execute on a strategy built around our culture of underwriting excellence, local decision-making and superb customer experiences.”

Gross written premiums and Net written premiums for the three months ended December 31, 2016 were $367.5 million and $282.9 million, respectively, increasing 13.6% and 15.6% from the comparable period in 2015.

Gross written premiums and Net written premiums for the twelve months ended December 31, 2016 were $1.6 billion and $1.2 billion, respectively, increasing 7.9% and 13.6% from the comparable period in 2015.

The combined ratio for the three and twelve months ended December 31, 2016 was 96.7% and 96.7%, respectively, compared to 97.2% and 94.1% for the comparable periods in 2015.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

February 16, 2017

Net investment income for the three and twelve months ended December 31, 2016 was $20.1 million and $79.5 million, respectively, increases of 8.7% and 15.6% as compared to the same periods in 2015. The annualized pre-tax investment yield, excluding Net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.5% and 2.6% for the three and twelve months ended December 31, 2016, compared to 2.5% and 2.4%, respectively, for the comparable periods in 2015.

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an average effective duration of 3.7 years as of December 31, 2016.  As of December 31, 2016, Net unrealized gains within our investment portfolio were $29.0 million, a decrease of $8.3 million compared to December 31, 2015.

We recognized $4.0 million of Net realized gains (losses) for the three months ended December 31, 2016, compared to ($2.1) million of Net realized losses for the same period in 2015.  For the twelve months ended December 31, 2016, we recognized $9.0 million of Net realized gains, compared to $6.7 million for the same period in 2015.

Other income (loss) for the three months ended December 31, 2016 was $1.9 million of income, compared to $4.1 million of income for the same period in 2015.  For the twelve months ended December 31, 2016, Other income (loss) was $8.7 million of income, compared to ($0.5) million of loss for the same period in 2015.  Other income (loss) primarily consists of realized and unrealized foreign exchange gains and losses. Stockholders’ equity was $1.2 billion, or $40.45 per share, as of December 31, 2016 compared to $1.1 billion, or $37.98 per share, as of December 31, 2015.

On February 16, 2017, the Board of Directors declared a quarterly cash dividend of $0.045 per share of Common stock to be paid on March 24, 2017 to stockholders of record at the close of business on March 3, 2017.

Our Company will hold a conference call on Friday, February 17, 2017 starting at 8:30 a.m. (EST) to discuss the 2016 fourth quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/5a9fo82i

On December 6, 2016, our Board of Directors declared a two-for-one stock split of The Navigators Group, Inc. Common stock, to be effected in the form of a stock dividend. Stockholders of record at the close of business on December 30, 2016 received one additional share of Common stock for every share of Common stock held. All disclosures of shares and per share data in this earnings release have been retroactively adjusted to reflect the stock split for all periods presented. The additional shares of Common stock were issued on January 20, 2017.

Net operating earnings, comprised of  Net income excluding After-tax net realized gains (losses), After-tax net other-than-temporary impairment losses recognized in earnings, and After-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies.  We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd's. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as a representative office in China.

News Release

February 16, 2017

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Results of Operations	2016	2015	Change	2016	2015	Change

Gross written premiums	$367,539	$323,509	13.6%	$1,568,911	$1,453,502	7.9%
Net written premiums	282,868	244,719	15.6%	1,186,224	1,043,860	13.6%

Revenues:
Net earned premiums	$283,985	$251,545	12.9%	$1,100,345	$984,087	11.8%
Net investment income	20,107	18,499	8.7%	79,451	68,718	15.6%
Net realized gains (losses):
Total other-than-temporary impairment losses	21	(123)	NM	(227)	(1,870)	(87.9%)
Portion of loss recognized in other comprehensive income (before tax)	(21)	123	NM	77	172	(55.3%)
Net other-than-temporary impairment losses recognized in earnings	—	—	NM	(150)	(1,698)	(91.2%)
Other realized gains (losses)	4,043	(2,080)	NM	9,186	8,373	9.7%
Net realized gains (losses)	4,043	(2,080)	NM	9,036	6,675	35.4%
Other income (loss)	1,905	4,147	(54.1%)	8,701	(491)	NM
Total revenues	$310,040	$272,111	13.9%	$1,197,533	$1,058,989	13.1%

Expenses:
Net losses and loss adjustment expenses	172,493	153,881	12.1%	665,448	572,598	16.2%
Commission expenses	44,154	31,339	40.9%	165,045	129,977	27.0%
Other operating expenses	58,076	59,219	(1.9%)	234,096	223,516	4.7%
Interest expense	3,860	3,857	0.1%	15,435	15,424	0.1%
Total expenses	$278,583	$248,296	12.2%	$1,080,024	$941,515	14.7%

Income before income taxes	31,457	23,815	32.1%	117,509	117,474	0.0%

Income tax expense (benefit)	9,866	6,072	62.5%	34,783	36,417	(4.5%)

Net income (loss)	$21,591	$17,743	21.7%	$82,726	$81,057	2.1%

Per Share Data(1)

Net income per common share:
Basic	$0.74	$0.62	20.5%	$2.85	$2.82	1.0%
Diluted	$0.71	$0.59	19.9%	$2.75	$2.73	0.8%

Average common shares outstanding:
Basic	29,121,376	28,833,895		29,073,803	28,785,044
Diluted	30,282,248	29,835,293		30,031,609	29,651,490

Underwriting Ratios
Loss Ratio	60.7%	61.2%		60.5%	58.2%
Expense Ratio	36.0%	36.0%		36.2%	35.9%
Combined Ratio	96.7%	97.2%		96.7%	94.1%

Balance Sheet Data	December 31,	September 30,		December 31,	December 31,
	2016	2016		2016	2015
Stockholders' equity	$1,178,188	$1,204,281	-2.2%	$1,178,188	$1,096,148	7.5%
Book value per share	$40.45	$41.36	-2.2%	$40.45	$37.98	6.5%

(1) We completed a two-for-one stock split on January 20, 2017. All share and per share data has been retroactively restated on a post-split basis.

NM- Percentage change not meaningful

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

($ in thousands, except per share data)

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015			% Change
	Pre-Tax	Tax	After-Tax	Pre-Tax	Tax	After-Tax	QTD
Net income	$31,457	$(9,866)	$21,591	$23,815	$(6,072)	$17,743	21.7%
Adjustments to Net income:
Realized losses (gains)	(4,043)	1,416	(2,627)	2,080	(728)	1,352	NM
FX losses (gains)	(1,947)	682	(1,265)	(4,132)	1,446	(2,686)	(52.9%)
Net operating earnings	$25,467	$(7,768)	$17,699	$21,763	$(5,354)	$16,409	7.9%

Net operating earnings per common share:(1)
Basic			$0.61			$0.57
Diluted			$0.58			$0.55

	Twelve Months Ended December 31, 2016			Twelve Months Ended December 31, 2015			% Change
	Pre-Tax	Tax	After-Tax	Pre-Tax	Tax	After-Tax	YTD
Net income	$117,509	$(34,783)	$82,726	$117,474	$(36,417)	$81,057	2.1%
Adjustments to Net income:
Realized losses (gains)	(9,036)	3,163	(5,873)	(6,675)	2,336	(4,339)	35.4%
FX losses (gains)	(8,626)	3,019	(5,607)	622	(218)	404	NM
Net operating earnings	$99,847	$(28,601)	$71,246	$111,421	$(34,299)	$77,122	(7.6%)

Net operating earnings per common share:(1)
Basic			$2.45			$2.68
Diluted			$2.37			$2.60

(1) We completed a two-for-one stock split on January 20, 2017. All share and per share data has been retroactively restated on a post-split basis.

NM- Percentage change not meaningful

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

amounts in thousands, except share and per share amounts.
	December 31,	December 31,
	2016	2015
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016: $2,628,225; 2015: $2,400,245)	$2,635,882	$2,414,210
Equity securities, available-for-sale, at fair value (cost: 2016: $327,911; 2015: $281,943)	349,142	305,271
Other invested assets (equity method)	1,960	—
Short-term investments, at fair value (amortized cost: 2016: $143,451; 2015: $217,743)	143,539	217,745
Total investments	$3,130,523	$2,937,226

Cash	64,643	69,901
Premiums receivable	306,686	276,616
Prepaid reinsurance premiums	213,377	232,588
Reinsurance recoverable on paid losses	82,582	49,506
Reinsurance recoverable on unpaid losses and loss adjustment expenses	779,276	809,518
Deferred policy acquisition costs	119,660	91,983
Accrued investment income	17,315	16,001
Goodwill and other intangible assets	6,451	6,807
Current income tax receivable, net	23,659	22,323
Deferred income tax, net	17,835	3,900
Other assets	52,030	67,643
Total assets	$4,814,037	$4,584,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,289,727	$2,202,644
Unearned premiums	887,344	820,676
Reinsurance balances payable	108,980	107,411
Senior notes	263,728	263,580
Accounts payable and other liabilities	86,070	93,553
Total liabilities	$3,635,849	$3,487,864

Stockholders' equity:(1)
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$—	$—

Common stock, $.10 par value, authorized 50,000,000 shares, issued 36,146,899 shares for 2016 and 35,884,538 shares for 2015	3,612	3,586
Additional paid-in capital	373,983	356,036
Treasury stock, at cost (7,022,760 shares for 2016 and 2015)	(155,801)	(155,801)
Retained earnings	947,519	868,723
Accumulated other comprehensive income	8,875	23,604
Total stockholders' equity	$1,178,188	$1,096,148
Total liabilities and stockholders' equity	$4,814,037	$4,584,012

(1) We completed a two-for-one stock split on January 20, 2017. All share data has been retroactively restated on a post-split basis

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended December 31, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$230,177	$100,104	$37,258	$—	$367,539
Ceded written premiums	(57,353)	(26,429)	(889)	—	(84,671)
Net written premiums	172,824	73,675	36,369	—	282,868

Net earned premiums	$166,862	$71,814	$45,309	$—	$283,985
Net losses and LAE	(106,600)	(44,765)	(21,128)	—	(172,493)
Commission expenses	(20,433)	(14,179)	(9,820)	278	(44,154)
Other operating expenses	(31,260)	(21,398)	(5,418)	—	(58,076)
Other underwriting income (expense)	149	—	148	(278)	19

Underwriting profit (loss)	$8,718	$(8,528)	$9,091	$—	$9,281

Net investment income				20,107	20,107
Net realized gains (losses)				4,043	4,043
Interest expense				(3,860)	(3,860)
Other income (loss)				1,886	1,886
Income before income taxes	$8,718	$(8,528)	$9,091	$22,176	$31,457
Income tax (expense) benefit				(9,866)	(9,866)
Net income (loss)					$21,591

Losses and LAE ratio	63.9%	62.3%	46.6%		60.7%
Commission expense ratio	12.2%	19.7%	21.7%		15.5%
Other operating expense ratio (2)	18.7%	29.9%	11.6%		20.5%
Combined ratio	94.8%	111.9%	79.9%		96.7%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended December 31, 2015
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$207,684	$81,942	$33,883	$—	$323,509
Ceded written premiums	(57,410)	(20,324)	(1,056)	—	(78,790)
Net written premiums	150,274	61,618	32,827	—	244,719

Net earned premiums	$145,032	$62,716	$43,797	$—	$251,545
Net losses and LAE	(96,403)	(33,466)	(24,012)	—	(153,881)
Commission expenses	(14,542)	(8,185)	(9,198)	586	(31,339)
Other operating expenses	(33,397)	(21,555)	(4,267)	—	(59,219)
Other underwriting income (expense)	360	—	249	(586)	23

Underwriting profit (loss)	$1,050	$(490)	$6,569	$—	$7,129

Net investment income				18,499	18,499
Net realized gains (losses)				(2,080)	(2,080)
Interest expense				(3,857)	(3,857)
Other income (loss)				4,124	4,124
Income before income taxes	$1,050	$(490)	$6,569	$16,686	$23,815
Income tax (expense) benefit				(6,072)	(6,072)
Net income (loss)					$17,743

Losses and LAE ratio	66.5%	53.4%	54.8%		61.2%
Commission expense ratio	10.0%	13.1%	21.0%		12.5%
Other operating expense ratio (2)	22.8%	34.3%	9.2%		23.5%
Combined ratio	99.3%	100.8%	85.0%		97.2%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Twelve Months Ended December 31, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$919,395	$484,471	$165,045	$—	$1,568,911
Ceded written premiums	(235,827)	(138,504)	(8,356)	—	(382,687)
Net written premiums	683,568	345,967	156,689	—	1,186,224

Net earned premiums	$629,308	$307,416	$163,621	$—	$1,100,345
Net losses and LAE	(397,860)	(178,284)	(89,304)	—	(665,448)
Commission expenses	(70,812)	(61,703)	(34,008)	1,478	(165,045)
Other operating expenses	(128,108)	(86,395)	(19,593)	—	(234,096)
Other underwriting income (expense)	1,092	—	522	(1,478)	136

Underwriting profit (loss)	$33,620	$(18,966)	$21,238	$—	$35,892

Net investment income				79,451	79,451
Net realized gains (losses)				9,036	9,036
Interest expense				(15,435)	(15,435)
Other income (loss)				8,565	8,565
Income (loss) before income taxes	$33,620	$(18,966)	$21,238	$81,617	$117,509
Income tax (expense) benefit				(34,783)	(34,783)
Net income (loss)					$82,726

Losses and LAE ratio	63.2%	58.0%	54.6%		60.5%
Commission expense ratio	11.3%	20.1%	20.8%		15.0%
Other operating expense ratio (2)	20.2%	28.1%	11.6%		21.2%
Combined ratio	94.7%	106.2%	87.0%		96.7%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Twelve Months Ended December 31, 2015
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$865,781	$411,947	$175,774	$—	$1,453,502
Ceded written premiums	(268,775)	(134,005)	(6,862)	—	(409,642)
Net written premiums	597,006	277,942	168,912	—	1,043,860

Net earned premiums	$555,836	$259,960	$168,291	$—	$984,087
Net losses and LAE	(343,497)	(134,702)	(94,399)	—	(572,598)
Commission expenses	(56,319)	(43,676)	(32,240)	2,258	(129,977)
Other operating expenses	(131,407)	(75,867)	(16,242)	—	(223,516)
Other underwriting income (expense)	1,690	—	690	(2,258)	122

Underwriting profit (loss)	$26,303	$5,715	$26,100	$—	$58,118

Net investment income				68,718	68,718
Net realized gains (losses)				6,675	6,675
Interest expense				(15,424)	(15,424)
Other income (loss)				(613)	(613)
Income (loss) before income taxes	$26,303	$5,715	$26,100	$59,356	$117,474
Income tax (expense) benefit				(36,417)	(36,417)
Net income (loss)					$81,057

Losses and LAE ratio	61.8%	51.8%	56.1%		58.2%
Commission expense ratio	10.1%	16.8%	19.2%		13.2%
Other operating expense ratio (2)	23.4%	29.2%	9.2%		22.7%
Combined ratio	95.3%	97.8%	84.5%		94.1%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$39,784	$160,030	$30,363	$230,177	$40,045	$138,214	$29,425	$207,684	10.8%
Ceded written premiums	(17,035)	(32,602)	(7,716)	(57,353)	(16,747)	(28,395)	(12,268)	(57,410)	(0.1%)
Net written premiums	22,749	127,428	22,647	172,824	23,298	109,819	17,157	150,274	15.0%

Net earned premiums	$26,496	$118,331	$22,035	$166,862	$21,976	$109,673	$13,383	$145,032	15.1%
Net losses and LAE	(14,639)	(77,979)	(13,982)	(106,600)	(14,619)	(71,878)	(9,906)	(96,403)	10.6%
Commission expenses	(2,694)	(14,146)	(3,593)	(20,433)	(2,254)	(11,392)	(896)	(14,542)	40.5%
Other operating expenses	(6,603)	(19,901)	(4,756)	(31,260)	(6,953)	(20,890)	(5,554)	(33,397)	(6.4%)
Other underwriting income (expense)	108	32	9	149	100	246	14	360	(58.5%)

Underwriting profit (loss)	$2,668	$6,337	$(287)	$8,718	$(1,750)	$5,759	$(2,959)	$1,050	NM

Losses and LAE ratio	55.3%	65.9%	63.5%	63.9%	66.5%	65.5%	74.0%	66.5%
Commission expense ratio	10.2%	12.0%	16.3%	12.2%	10.3%	10.4%	6.7%	10.0%
Other operating expense ratio (1)	24.4%	16.7%	21.5%	18.7%	31.2%	18.8%	41.4%	22.8%
Combined ratio	89.9%	94.6%	101.3%	94.8%	108.0%	94.7%	122.1%	99.3%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

 THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	Int'l Insurance
	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$31,680	$35,969	$32,455	$100,104	$33,863	$18,715	$29,364	$81,942	22.2%
Ceded written premiums	(6,818)	(12,581)	(7,030)	(26,429)	(5,582)	(7,046)	(7,696)	(20,324)	30.0%
Net written premiums	24,862	23,388	25,425	73,675	28,281	11,669	21,668	61,618	19.6%

Net earned premiums	$31,847	$18,847	$21,120	$71,814	$34,540	$12,208	$15,968	$62,716	14.5%
Net losses and LAE	(12,653)	(19,821)	(12,291)	(44,765)	(15,792)	(3,463)	(14,211)	(33,466)	33.8%
Commission expenses	(7,894)	(3,102)	(3,183)	(14,179)	(5,275)	(1,038)	(1,872)	(8,185)	73.2%
Other operating expenses	(8,376)	(8,389)	(4,633)	(21,398)	(8,742)	(7,540)	(5,273)	(21,555)	(0.7%)
Other underwriting income (expense)	—	—	—	—	—	—	—	—	NM

Underwriting profit (loss)	$2,924	$(12,465)	$1,013	$(8,528)	$4,731	$167	$(5,388)	$(490)	NM

Losses and LAE ratio	39.7%	105.2%	58.2%	62.3%	45.7%	28.4%	89.0%	53.4%
Commission expense ratio	24.8%	16.5%	15.1%	19.7%	15.3%	8.5%	11.7%	13.1%
Other operating expense ratio (1)	26.3%	44.4%	21.9%	29.9%	25.3%	61.7%	33.0%	34.3%
Combined ratio	90.8%	166.1%	95.2%	111.9%	86.3%	98.6%	133.7%	100.8%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$169,405	$631,562	$118,428	$919,395	$158,124	$596,673	$110,984	$865,781	6.2%
Ceded written premiums	(70,858)	(135,888)	(29,081)	(235,827)	(61,916)	(152,168)	(54,691)	(268,775)	(12.3%)
Net written premiums	98,547	495,674	89,347	683,568	96,208	444,505	56,293	597,006	14.5%

Net earned premiums	$100,132	$453,673	$75,503	$629,308	$96,082	$401,408	$58,346	$555,836	13.2%
Net losses and LAE	(50,087)	(295,877)	(51,896)	(397,860)	(43,553)	(266,806)	(33,138)	(343,497)	15.8%
Commission expenses	(8,469)	(52,483)	(9,860)	(70,812)	(11,606)	(39,931)	(4,782)	(56,319)	25.7%
Other operating expenses	(27,559)	(81,469)	(19,080)	(128,108)	(27,082)	(81,866)	(22,459)	(131,407)	(2.5%)
Other underwriting income (expense)	465	582	45	1,092	489	1,122	79	1,690	(35.4%)

Underwriting profit (loss)	$14,482	$24,426	$(5,288)	$33,620	$14,330	$13,927	$(1,954)	$26,303	27.8%

Losses and LAE ratio	50.0%	65.2%	68.7%	63.2%	45.3%	66.5%	56.8%	61.8%
Commission expense ratio	8.5%	11.6%	13.1%	11.3%	12.1%	9.9%	8.2%	10.1%
Other operating expense ratio (1)	27.0%	17.8%	25.2%	20.2%	27.7%	20.1%	38.3%	23.4%
Combined ratio	85.5%	94.6%	107.0%	94.7%	85.1%	96.5%	103.3%	95.3%

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

 THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	Int'l Insurance
	Twelve Months Ended December 31, 2016				Twelve Months Ended December 31, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$183,228	$181,094	$120,149	$484,471	$183,707	$130,729	$97,511	$411,947	17.6%
Ceded written premiums	(40,092)	(69,606)	(28,806)	(138,504)	(36,515)	(67,722)	(29,768)	(134,005)	3.4%
Net written premiums	143,136	111,488	91,343	345,967	147,192	63,007	67,743	277,942	24.5%

Net earned premiums	$141,593	$89,455	$76,368	$307,416	$149,256	$55,320	$55,384	$259,960	18.3%
Net losses and LAE	(67,051)	(68,995)	(42,238)	(178,284)	(79,737)	(20,478)	(34,487)	(134,702)	32.4%
Commission expenses	(34,018)	(14,529)	(13,156)	(61,703)	(32,187)	(4,999)	(6,490)	(43,676)	41.3%
Other operating expenses	(33,170)	(34,075)	(19,150)	(86,395)	(30,419)	(26,294)	(19,154)	(75,867)	13.9%
Other underwriting income (expense)	—	—	—	—	—	—	—	—	NM

Underwriting profit (loss)	$7,354	$(28,144)	$1,824	$(18,966)	$6,913	$3,549	$(4,747)	$5,715	NM

Losses and LAE ratio	47.4%	77.1%	55.3%	58.0%	53.4%	37.0%	62.3%	51.8%
Commission expense ratio	24.0%	16.2%	17.2%	20.1%	21.6%	9.0%	11.7%	16.8%
Other operating expense ratio (1)	23.4%	38.2%	25.1%	28.1%	20.4%	47.6%	34.6%	29.2%
Combined ratio	94.8%	131.5%	97.6%	106.2%	95.4%	93.6%	108.6%	97.8%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

	For the Three Months Ended December 31,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
U.S. Insurance:
Loss and LAE payments	$73,100	$60,750	43.8%	41.9%
Change in reserves	33,500	35,653	20.1%	24.6%
Net incurred loss and LAE	$106,600	$96,403	63.9%	66.5%

Int'l Insurance:
Loss and LAE payments	$45,011	$27,933	62.6%	44.6%
Change in reserves	(246)	5,533	(0.3%)	8.8%
Net incurred loss and LAE	$44,765	$33,466	62.3%	53.4%

GlobalRe:
Loss and LAE payments	$17,260	$48,320	38.1%	110.3%
Change in reserves	3,868	(24,308)	8.5%	(55.5%)
Net incurred loss and LAE	$21,128	$24,012	46.6%	54.8%

Total
Loss and LAE payments	$135,371	$137,003	47.6%	54.5%
Change in reserves	37,122	16,878	13.1%	6.7%
Net incurred loss and LAE	$172,493	$153,881	60.7%	61.2%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	December 31,	December 31,	December 31,	December 31,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
U.S. Insurance	$(420)	$8,023	(0.1%)	3.2%
Int'l Insurance	19,660	17,812	6.9%	7.1%
GlobalRe	(2,356)	4,865	(0.8%)	1.9%
Total	$16,884	$30,700	6.0%	12.2%

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

	For the Twelve Months Ended December 31,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
U.S. Insurance:
Loss and LAE payments	$299,842	$247,530	47.6%	44.5%
Change in reserves	98,018	95,967	15.6%	17.3%
Net incurred loss and LAE	$397,860	$343,497	63.2%	61.8%

Int'l Insurance:
Loss and LAE payments	$151,098	$126,667	49.2%	48.7%
Change in reserves	27,186	8,035	8.8%	3.1%
Net incurred loss and LAE	$178,284	$134,702	58.0%	51.8%

GlobalRe:
Loss and LAE payments	$81,089	$106,468	49.6%	63.3%
Change in reserves	8,215	(12,069)	5.0%	(7.2%)
Net incurred loss and LAE	$89,304	$94,399	54.6%	56.1%

Total
Loss and LAE payments	$532,029	$480,665	48.4%	48.9%
Change in reserves	133,419	91,933	12.1%	9.3%
Net incurred loss and LAE	$665,448	$572,598	60.5%	58.2%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	December 31,	December 31,	December 31,	December 31,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
U.S. Insurance	$1,348	$29,319	0.1%	3.0%
Int'l Insurance	25,019	26,216	2.3%	2.7%
GlobalRe	2,161	9,134	0.2%	0.9%
Total	$28,528	$64,669	2.6%	6.6%

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

	As of December 31, 2016
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$56,701	$54,259	$110,960
P&C	201,368	603,509	804,877
Professional Liability	24,555	70,559	95,114
Total U.S. Insurance	$282,624	$728,327	$1,010,951
Int'l Insurance:
Marine	$163,124	$36,118	$199,242
P&C	66,496	18,192	84,688
Professional Liability	30,106	70,103	100,209
Total Int'l Insurance	$259,726	$124,413	$384,139

GlobalRe	$47,505	$67,856	$115,361

Total Net Loss Reserves	$589,855	$920,596	$1,510,451

	As of December 31, 2015
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$68,677	$55,408	$124,085
P&C	170,988	514,777	685,765
Professional Liability	42,546	60,528	103,074
Total U.S. Insurance	$282,211	$630,713	$912,924
Int'l Insurance:
Marine	$167,157	$61,409	$228,566
P&C	40,313	19,735	60,048
Professional Liability	19,583	63,229	82,812
Total Int'l Insurance	$227,053	$144,373	$371,426

GlobalRe	$32,160	$76,616	$108,776

Total Net Loss Reserves	$541,424	$851,702	$1,393,126

News Release

February 16, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

As of December 31, 2016, the average quality of the investment portfolio as rated by S&P and Moody’s was AA-/Aa3 with an average duration of 3.7 years. Our Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our investments as of December 31, 2016:

	As of December 31, 2016
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$273,776	$2,192	$(5,128)	$276,712
States, municipalities and political subdivisions	547,415	11,542	(4,036)	539,909
Mortgage-backed and asset-backed securities:
Agency mortgage-backed securities	487,364	4,016	(6,585)	489,933
Residential mortgage obligations	20,530	453	(55)	20,132
Asset-backed securities	314,601	824	(1,178)	314,955
Commercial mortgage-backed securities	154,139	2,859	(1,904)	153,184
Subtotal	$976,634	$8,152	$(9,722)	$978,204
Corporate bonds	838,057	10,185	(5,528)	833,400
Total fixed maturities	$2,635,882	$32,071	$(24,414)	$2,628,225
Equity securities	349,142	27,016	(5,785)	327,911
Short-term investments	143,539	88	—	143,451
Total investments	$3,128,563	$59,175	$(30,199)	$3,099,587